Filed Pursuant to Rule 497(e)
File Nos. 333-179562; 811-22668

Defiance Next Gen SPAC Derived ETF (SPAK)
Defiance Next Gen Altered Experience ETF (PSY)

August 1, 2022

Supplement to the Summary Prospectuses, Prospectus, and Statement of Additional Information (“SAI”),
each dated April 30, 2022

The Board of Trustees of ETF Series Solutions, upon a recommendation from Defiance ETFs, LLC, the investment adviser to the Defiance Next Gen SPAC Derived ETF and Defiance Next Gen Altered Experience ETF (each, a “Fund” and collectively, the “Funds”), has determined to close and liquidate the Funds immediately after the close of business on August 30, 2022 (the “Liquidation Date”). Shares of the Funds are listed on the NYSE Arca, Inc.

Effective on or about August 8, 2022, each Fund will begin liquidating its portfolio assets. This will cause each Fund to increase its cash holdings and deviate from the investment objective and strategies stated in the Funds’ prospectus.

The Funds will no longer accept orders for new creation units after the close of business on the business day prior to the Liquidation Date, and trading in shares of the Funds will be halted prior to market open on the Liquidation Date. Prior to the Liquidation Date, shareholders may only be able to sell their shares to certain broker-dealers, and there is no assurance that there will be a market for the Funds’ shares during that time period. Customary brokerage charges may apply to such transactions.

On or about the Liquidation Date, each Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders. These distributions are taxable events. Distributions made to shareholders should generally be treated as received in exchange for shares and will therefore generally give rise to a capital gain or loss depending on a shareholder’s tax basis. Shareholders should contact their tax advisor to discuss the income tax consequences of the liquidation. As calculated on the Liquidation Date, each Fund’s net asset value will reflect the costs of closing each Fund, if any. Once the distributions are complete, the Funds will terminate. Proceeds of the liquidation will be sent to shareholders promptly after the Liquidation Date.

For additional information, please call 1-833-333-9383.

Please retain this Supplement with your Summary Prospectuses, Prospectus, and SAI for future reference.